UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) June 20, 2024

SJW Group
(Exact name of registrant as specified in its charter)

Delaware	001-8966	77-0066628
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 West Taylor Street,	San Jose,	CA	95110
(Address of principal executive offices)			(Zip Code)
(408) 279-7800
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SJW	New York Stock Exchange LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

    Emerging growth company ☐

    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
As described under Item 5.07 of this Current Report on Form 8-K, at the 2024 annual meeting of stockholders (the "2024 Stockholders' Meeting") of SJW Group (the "Corporation"), held on June 20, 2024, the stockholders approved amendments to the Certificate of Incorporation of the Corporation (the "Certificate of Incorporation"), in order to (i) permit the exculpation of officers to the fullest extent permitted by Delaware law, and (ii) adopt a federal forum selection provision (collectively, the "Amendments").

The Amendments became effective immediately upon the Corporation's filing of a certificate of amendment to its Certificate of Incorporation (the "Certificate of Amendment") with the Secretary of State of the State of Delaware (the "Secretary of State") on June 20, 2024. The Board of Directors of the Corporation (the "Board") also approved a Restated Certificate of Incorporation (the "Restated Certificate of Incorporation") that restated and integrated, but did not further amend, the Certificate of Incorporation, as amended by the Certificate of Amendment. On June 20, 2024, the Corporation filed the Restated Certificate of Incorporation with the Secretary of State, which became effective immediately upon filing.

The foregoing summaries of the Certificate of Amendment and Restated Certificate of Incorporation do not purport to be complete and are qualified in their entirety by reference to the full text of the Certificate of Amendment and the Restated Certificate of Incorporation, respectively, copies of which are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.
On June 20, 2024, the Corporation held its 2024 Stockholders' Meeting. The following proposals were approved by the stockholders at the 2024 Stockholders' Meeting: (i) the election of the nine nominees listed in the Corporation's 2024 proxy statement to serve on the Board, (ii) the compensation of named executive officers as disclosed in the proxy statement, on an advisory basis, (iii) an amendment to the Certificate of Incorporation to permit officer exculpation, (iv) an amendment to the Certificate of Incorporation to adopt a federal forum selection provision, and (v) the ratification of the appointment of Deloitte & Touche LLP as the Corporation's independent registered public accounting firm for the fiscal year ending December 31, 2024, were approved, each by the votes set forth below:

Proposal 1: Election of Directors

Name of Director	For	Against	Abstain	Broker Non-Votes
Carl Guardino	25,906,049	368,595	56,695	2,632,405
Mary Ann Hanley	26,059,813	233,762	37,764	2,632,405
Heather Hunt	25,402,505	904,476	24,358	2,632,405
Rebecca A. Klein	25,560,458	739,138	31,743	2,632,405
Denise L. Kruger	26,121,129	178,023	32,187	2,632,405
Gregory P. Landis	25,055,126	1,245,573	30,640	2,632,405
Daniel B. More	25,611,529	690,550	29,260	2,632,405
Eric W. Thornburg	25,234,911	1,077,794	18,634	2,632,405
Carol P. Wallace	26,070,962	236,128	24,249	2,632,405

Proposal 2: Approval, on an advisory basis, of the compensation of named executive officers as disclosed in the proxy statement:

For	Against	Abstain	Broker Non-Votes
22,256,090	4,030,530	44,719	2,632,405

Proposal 3: Approval of an amendment to the Certificate of Incorporation to permit officer exculpation:

For	Against	Abstain	Broker Non-Votes
22,726,285	3,555,587	49,467	2,632,405

Proposal 4: Approval of an amendment to the Certificate of Incorporation to adopt a federal forum selection provision:

For	Against	Abstain	Broker Non-Votes
22,459,268	3,808,592	63,479	2,632,405

Proposal 5: Ratification of appointment of Independent Registered Public Accounting Firm:

For	Against	Abstain	Broker Non-Votes
28,876,895	64,173	22,676	0

Item 9:01.	Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Description of Documents
3.1	Certificate of Amendment of the Certificate of Incorporation of SJW Group, dated June 20, 2024.
3.2	Restated Certificate of Incorporation of SJW Group, dated June 20, 2024.
104	Cover Page Interactive Data File - the cover page XBRL tabs are embedded within Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SJW GROUP

Date: June 21, 2024	/s/ Marisa Joss
Marisa Joss, Deputy General Counsel and Corporate Secretary